As filed with the Securities and Exchange	Registration No. 33-69892
Commission on October 11, 2002	Registration Number. 811-03341

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

POST-EFFECTIVE AMENDMENT NO. 14

TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
AND AMENDMENT TO
REGISTERED STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

ReliaStar Select Variable Account

ReliaStar Life Insurance Company
20 Washington Avenue South, Minneapolis, MN 55401
Minneapolis, MN 55401
Depositor's Telephone Number, including Area Code: (612) 372-5597

J. Neil McMurdie, Counsel
ReliaStar Life Insurance Company
151 Farmington Avenue, TS31, Hartford, Connecticut 06l56
(Name and Complete Address of Agent for Service)

cc: Kimberly J. Smith, Chief Counsel
ING Americas, Retail Products Group
1475 Dunwoody Drive, West Chester, Pennsylvania 19380

It is proposed that this filing will become effective:
X	immediately upon filing pursuant to paragraph (b) of Rule 485 on ______________ pursuant to paragraph (b) of Rule 485

PARTS A AND B

The Prospectus and the Statement of Additional Information each dated May 1, 2002, are incorporated into Parts A and B, respectively, of this Post-Effective Amendment No. 14 by reference to Registrant's filing under Rules 497(c) as filed on May 2, 2002 (File No. 33-69892).

One Supplement, dated October 11, 2002 to the prospectus and one Supplement, dated October 11, 2002 to the Statement of Additional Information are included in Parts A and B, respectively, of this Post-Effective Amendment.

SELECTH ANNUITY III
Individual Deferred Variable/Fixed Annuity Contracts Issued by ReliaStar Life Insurance Company and The ReliaStar Select Variable Account
Supplement dated October 11, 2002 to the Prospectus dated May 1, 2002
This supplement adds certain information to your May 1, 2002, prospectus.

On April 30, 1999, the Putnam VT Asia Pacific Fund was closed to new investors and to new investments by existing investors. Effective October 14, 2002, Putnam VT Asia Pacific Growth Fund will merge into and become part of the Putnam VT International Growth Fund. In this merger, your investment in Putnam VT Asia Pacific Growth Fund will become an investment in Putnam VT International Growth Fund with an equal total net asset value. Putnam Investment Management, LLC believes that the merger will provide investors the opportunity to pursue the investment goal of capital appreciation through a substantially larger fund that invests in a more diversified portfolio of international securities and has a substantially lower expense ratio.

Please read this supplement carefully and keep it with your prospectus for future reference because the Putnam VT International Growth Fund will not be available for new investment through the SelectH Annuity III contract and there will be no further disclosure regarding the Putnam VT International Growth Fund in future prospectuses of the contract.

The following is added to the list of Sub-Accounts of the Putnam Variable Trust in the "Investment Options" section on page ii of the prospectus:
Putnam VT International Growth Fund (Class IA Shares)***

***	Effective October 14, 2002, Putnam VT Asia Pacific Fund will merge into Putnam VT International Growth Fund.

The following information about the Putnam VT International Growth Fund is added to the end of the "Contract Expense Table" on page iv of the prospectus:
Funds	Total Annual Insurance Charges	Total Annual Fund Expenses	Total Annual Expenses	Examples: Total Annual Expenses at End of
				1 Year	10 Years
Putnam VT International Growth	1.47%	0.94%	2.41%	$78	$275

The following information about the Putnam VT International Growth Fund is added to the end of the "Fund Expense Table" on page 7 of the prospectus:
Funds	Management (Advisory) Fees	Other Expenses	Total Fund Annual Expenses	Fees and Expenses Waived and Reimbursed	Total Net Annual Fund Expenses
Putnam VT International Growth Fund (Class IA Shares)	0.76%	0.18%	0.94%	--	0.94%%

The following hypothetical information about the Putnam VT International Growth Fund is added to the end of the "Examples" on page 9 of the prospectus:

1 Year	3 Years	5 Years	10 Years
Putnam VT International Growth Fund (Class IA Shares)	$78	$120	$164	$275

The following hypothetical information about the Putnam VT International Growth Fund is added to the end of the "Examples" on page 10 of the prospectus:

1 Year	3 Years	5 Years	10 Years
Putnam VT International Growth Fund (Class IA Shares)	$78	$75	$128	$275

The following hypothetical information about the Putnam VT International Growth Fund is added to the end of the "Examples" on page 11 of the prospectus:

1 Year	3 Years	5 Years	10 Years
Putnam VT International Growth Fund (Class IA Shares)	$24	$75	$128	$275

The following information is added to the end of the "Funds" section on page 20 of the prospectus:
Fund Name	Investment Adviser/ Subadviser	Investment Objective
Putnam Variable Trust -- Putnam VT International Growth Fund (Class IA Shares)	Putnam Investment Management, LLC	Seeks capital appreciation. Invests mainly in large and midsize international stocks, targeting companies with established earnings growth that are priced below their fundamental worth.

124750	2	October 2002
SELECTH ANNUITY III
Individual Deferred Variable/Fixed Annuity Contracts Issued by ReliaStar Life Insurance Company and The ReliaStar Select Variable Account
Supplement dated October 11, 2002 to the Statement of Additional Information dated May 1, 2002

The information in this supplement updates and amends certain information contained in the Statement of Additional Information dated May 1, 2002. You should read this supplement along with the Statement of Additional Information.

On June 28, 2002, the Board of Directors of ReliaSar Life Insurance Company approved a plan to merge with the Company's wholly-owned subsidiary, Northern Life Insurance Company. ReliaStar Life Insurance Company will be the surviving corporation of the transaction. The Minnesota Department of Commerce has approved the merger. The merger was effective October 1, 2002.

The following information updates and replaces the financial statements for ReliaStar Life as of December 31, 2001 and 2000 and for each of the two years in the period ended December 31, 2002.

RELIASTAR LIFE INSURANCE COMPANY FINANCIAL STATEMENTS -- STATUTORY BASIS Years ended December 31, 2001 and 2000

CONTENTS
Report of Independent Auditors	F-2
Audited Financial Statements

Balance Sheets -- Statutory Basis	F-4
Statements of Operations -- Statutory Basis	F-6
Statements of Changes in Capital and Surplus -- Statutory Basis	F-7
Statements of Cash Flows -- Statutory Basis	F-8
Notes to Financial Statements -- Statutory Basis	F-10

F-1

Report of Independent Auditors

Board of Directors and Shareholder
ReliaStar Life Insurance Company
Minneapolis, Minnesota

We have audited the accompanying statutory-basis balance sheets of ReliaStar Life Insurance Company (an indirect, wholly-owned subsidiary of ING America Insurance Holdings, Inc.) as of December 31, 2000 and 2001, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Minnesota Department of Commerce, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of ReliaStar Life Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for the years then ended.

F-2

However, in our opinion the financial statements referred to above present fairly, in all material respects, the financial position of ReliaStar Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Minnesota.

As discussed in Note 3 to the financial statements, in 2001 ReliaStar Life Insurance Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Department of the State of Minnesota.

/s/ Ernst & Young LLP

March 29, 2002, except for Note 21 as to which the date is September 26, 2002

F-3
ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Balance Sheets - Statutory Basis

	December 31
	2001	2000
	(In Millions)
Assets
Bonds	$4,956	$4,464
Stocks	860	783
Mortgage loans on real estate	794	575
Real estate (less encumbrances: 2001, $0; 2000, $0)	101	107
Policy loans	263	260
Cash on hand and on deposit	130	11
Short-term investments	138	56
Other invested assets	92	71
Total cash and invested assets	7,334	6,327

Reinsurance balances recoverable	87	73
Life insurance premiums and annuity Considerations deferred and uncollected	83	123
Accident and health premiums due and unpaid	36	104
Transfers from separate account due and accrued	156	294
Investment income due and accrued	83	85
Federal income tax receivable (including $47 admitted deferred tax asset at December 31, 2001)	87	61
Other admitted assets	97	108
Separate account assets	3,973	4,501

Total admitted assets	$11,936	$11,676

F-4

	December 31
	2001	2000
	(In Millions)
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts	$4,625	$4,310
Accumulations and deposit fund liabilities	606	493
Policy and contract claims	502	489
Policyholders' dividends	19	20
Other policy and contract liabilities	63	62
	5,815	5,374
Commissions payable	47	74
General expenses due or accrued	48	60
Taxes, licenses, and fees due or accrued, excluding federal income taxes	12	10
Unearned investment income	8	8
Interest maintenance reserve	11	2
Asset valuation reserve	65	66
Indebtedness to related parties	51	-
Other liabilities	724	405
Separate account liabilities	3,970	4,498
Total liabilities	10,751	10,497

Capital and surplus:
Common capital stock	3	3
Preferred capital stock ($100,000 at December 31, 2001 and 2000)	-	-
Surplus note	100	100
Gross paid in and contributed surplus	957	820
Unassigned surplus	125	256
Less treasury stock - preferred stock (($100,000) at December 31, 2001 and 2000)	-	-
Total capital and surplus	1,185	1,179
Total liabilities and capital and surplus	$11,936	$11,676

See accompanying notes.
F-5

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Statements of Operations - Statutory Basis

	December 31
	2001	2000
	(In Millions)
Premiums and other revenues
Premiums and annuity considerations	$1,797	$1,861
Considerations for supplementary contracts and dividend accumulations	2	2
Net investment income	470	414
Separate account fee revenue	14	113
Other income	71	1,052
Total revenues	2,354	3,442

Benefits paid or provided
Death benefits	761	682
Annuity benefits	85	70
Disability and accident and health benefits	244	301
Surrender benefits and other fund withdrawals	457	1,260
Payments on supplementary contracts and of dividend accumulations	2	2
Change in reserve for policies and contracts	424	155
Other	16	10
Net transfers to separate accounts	158	302
Total benefits paid or provided	2,147	2,782

Insurance expenses
Commissions	233	283
General insurance expenses	244	241
Insurance taxes, licenses and fees, excluding federal income taxes	35	34
Other	26	336
Total benefits and expenses	2,685	3,676

Net Gain /(Loss) from operations before dividends to policyholders and federal income taxes	(331)	(234)
Dividends to policyholders	24	25
Net Gain/(Loss) from operations before federal income taxes	(355)	(259)
Federal income taxes	(125)	(60)
Net Gain /(Loss) from operations before realized capital losses	(230)	(199)
Net realized capital losses, net of tax (2001 - $11; 2000 - $(10)	(22)	(44)
Net loss	$(252)	$(243)

See accompanying notes.
F-6

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Statements of Changes in Capital and Surplus - Statutory Basis

	Year ended December 31
	2001	2000
	(In Millions)

Capital and surplus, beginning of year	$1,179	$1,154
Net loss	(252)	(243)
Dividends to Parent	-	(61)
Change in net unrealized capital gains and losses	96	23
Change in non-admitted assets and related items	(33)	(1)
Change in liability for reinsurance in unauthorized companies	6	(25)
Transfer of prepaid pension asset	(133)	-
Change in accounting principle, net of tax	147	-
Change in net deferred income tax	29	-
Change in reserve related to of change in valuation basis	-	(3)
Decrease in asset valuation reserve	1	20
Capital contribution from Parent	137	314
Other changes in capital and surplus, net	8	1
Capital and surplus, end of year	$1,185	$1,179

See accompanying notes.
F-7

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Statements of Cash Flows - Statutory Basis

	Year ended December 31
	2001	2000
	(In Millions)

Operating activities
Premiums and annuity considerations	$1,886	$1,882
Charges and fees for deposit-type funds	(64)	-
Considerations for supplementary contracts and dividend accumulations	2	2
Commission and expense allowances on reinsurance ceded	42	52
Net investment income	434	408
Fees from separate accounts	14	116
Other income	14	707
Life and accident and health claims	(1,005)	(796)
Surrender benefits and other fund withdrawals	(457)	(1,260)
Other benefits to policyholders	(106)	(92)
Commissions, other expenses and taxes	(591)	(531)
Net transfers to separate accounts	(10)	(341)
Dividends to policyholders	(25)	(23)
Federal income taxes	146	(43)
Net cash from operations	280	81

F-8

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Statements of Cash Flows - Statutory Basis
(continued)

	Year ended December 31
	2001	2000
	(In Millions)

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	$4,629	$1,512
Stocks	56	1,051
Mortgage loans	49	265
Real estate	3	11
Other invested assets	10	14
Miscellaneous proceeds	65	1
Taxes on capital gains and losses	(11)	9
Total investment proceeds	4,801	2,863

Cost of investments acquired:
Bonds	(5,127)	(2,067)
Stocks	(49)	(1,063)
Mortgage loans	(268)	(57)
Real estate	(1)	(13)
Other invested assets	(25)	(29)
Miscellaneous applications	-	(19)
Total investments acquired	(5,470)	(3,248)

Net change in policy loans and premium notes	(2)	(10)
Net cash used for investments	(671)	(395)

Financing and miscellaneous activities
Dividends to Parent	-	(61)
Capital contribution from Parent	137	314
Borrowed money	225	74
Other sources, net	230	(52)
Net cash from financing and miscellaneous activities	592	275

Net change in cash and short-term investments	201	(39)
Cash and short-term investments at beginning of year	67	106
Cash and short-term investments at end of year	$268	$67

See accompanying notes.
F-9

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

December 31, 2001

1.	Nature of Operations and Basis of Financial Reporting

ReliaStar Life Insurance Company (the Company) is principally engaged in the business of providing individual life insurance and annuities; employee benefit products and services; retirement plans; and life and health reinsurance. The Company operates primarily in the United States and is authorized to conduct business in all states, except New York.

All outstanding shares of the Company are owned by ReliaStar Financial Corp. (ReliaStar), a holding and management company domiciled in Delaware. ReliaStar's ultimate parent is ING Groep, N.V. (ING), a global financial services company based in Amsterdam, the Netherlands. ING acquired ReliaStar in September 2000. The Company owns at December 31, 2001, directly and indirectly, all capital stock of the following companies: Northern Life Insurance Company, Norlic, Inc., Security-Connecticut Life Insurance Company, ReliaStar Life Insurance Company of New York, ReliaStar Reinsurance Group (UK), Ltd. and NWNL Benefits Corporation.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Minnesota, whose practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant of these differences are as follows:

F-10
ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

1.	Nature of Operations and Basis of Financial Reporting (continued)

Investments

Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on the National Association of Insurance Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income in stockholder's equity for those designated as available-for-sale.

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholders' equity rather than to income as required for fair value hedges.

For structured securities, when a negative yield results from a revaluation based on new prepayment assumptions (i.e., undiscounted cash flows are less than current book value), an other than temporary impairment is considered to have occurred, and the asset is written down to the value of the undiscounted cash flows. For GAAP, assets are re-evaluated based on the discounted cash flows using a current market rate. Impairments are recognized when there has been an adverse change in cash flows and the fair value is less than book value. The asset is then written down to fair value.

F-11

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

December 31, 2001

1.	Nature of Operations and Basis of Financial Reporting (continued)

Valuation Allowances

The asset valuation reserve (AVR) is determined by an NAIC-prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed-income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets.

Realized gains and losses on investments are reported in operations net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case the provision for such declines is charged to income.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Prior to January 1, 2001, valuation allowances were based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

F-12

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

1.	Nature of Operations and Basis of Financial Reporting (continued)

Separate Accounts

The Company operates separate accounts. The assets and liabilities of the separate accounts are primarily related to variable annuity, variable universal life and 401(k) contracts and represent policyholder-directed funds that are separately administered. The assets (primarily investments) and liabilities (principally to contractholders) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. The assets and liabilities of these accounts are carried at fair value.

Reserves related to the Company's mortality risk associated with these policies are included in life and annuity reserves. The operations of the separate accounts are not included in the accompanying statements of operations.

Reinsurance

For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus. Such treatment is not required by GAAP. Statutory income recognized on certain reinsurance treaties representing financing arrangements is not recognized on a GAAP basis.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

F-13

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

1.	Nature of Operations and Basis of Financial Reporting (continued)

Benefit and Contract Reserves

Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium and Commissioners' Reserve Valuation methods using statutory rates for mortality and interest. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing reasonably conservative estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest-sensitive products, the GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, acquisition costs are amortized generally in proportion to the present value of expected gross margins from surrender charges and investment, mortality, and expense margins.

Non-Admitted Assets

Certain assets designated as "nonadmitted," principally past-due agents' balances, deferred federal income taxes, aged reinsurance receivable and other intangible assets, and other assets not specifically identified as an admitted asset within the Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Prior to January 1, 2001, nonadmitted assets included certain assets designated as nonadmitted. Under GAAP, such assets are included in the balance sheet.

F-14

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

1.	Nature of Operations and Basis of Financial Reporting (continued)

Participation Fund Account

On January 3, 1989, the Commissioner of Commerce of the State of Minnesota approved a Plan of Conversion and Reorganization (the Plan) which provided, among other things, for the conversion of the Company from a combined stock and mutual life insurance company to a stock life insurance company.

The Plan provided for the establishment of a Participation Fund Account (PFA) for the benefit of certain participating individual life insurance policies and annuities issued by the Company prior to the effective date of the Plan. Under the terms of the PFA, the insurance liabilities and assets (approximately $300 million as of December 31, 2001) with respect to such policies are segregated in the accounting records of the Company to assure the continuation of policyholder dividend practices.

Statements of Cash Flows

Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

Reconciliation to GAAP

The effects of the preceding variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

F-15

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

1.	Nature of Operations and Basis of Financial Reporting (continued)

Investments

Bonds, preferred stocks, common stocks, short-term investments and derivative instruments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for higher-risk asset-backed securities, which are valued using the prospective method.

Redeemable preferred stocks are reported at amortized cost or the lower of amortized cost or market value and nonredeemable preferred stocks are reported at market value or the lower of cost or market value as determined by the Securities Valuation Office of the NAIC ("SVO").

Common stocks are reported at market value as determined by the SVO and the related unrealized capital gains/(losses) are reported in unassigned surplus with any adjustment for federal income taxes. Prior to January 1, 2001, the related net unrealized capital gains/(losses) were reported in unassigned surplus without any adjustment for federal income taxes.

F-16

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

1.	Nature of Operations and Basis of Financial Reporting (continued)

Investments (continued)

The Company uses interest rate swaps, options and certain other derivatives as part of its overall interest rate risk management strategy for certain life insurance and annuity products. As the Company only uses derivatives for hedging purposes, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Mortgage loans are reported at unpaid principal balances, less allowance for impairments.

Policy loans are reported at unpaid principal balances.

Other real estate is reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

For reverse repurchase agreements, Company policies require a minimum of 102% of the fair value of securities purchased under reverse repurchase agreements to be maintained as collateral. Cash collateral received is invested in short-term investments and the offsetting collateral liability is included in miscellaneous liabilities. Dollar roll transactions are accounted for as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities.

F-17

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

1.	Nature of Operations and Basis of Financial Reporting (continued)

Investments (continued)

Short-term investments are reported at cost. Short-term investments include investments with maturities of less than one year at the date of acquisition.

Other invested assets are reported at amortized cost using the effective interest method. Other invested assets primarily consist of residual collateralized mortgage obligations and partnership interests.

Realized capital gains and losses are determined using the specific identification basis. Preferred stocks in good standing are valued at cost, which approximates market value.

Investment real estate and buildings owned and occupied by the Company are carried at cost less accumulated depreciation and encumbrances, or market value if lower.

Real estate acquired in satisfaction of debt is stated at the lower of the appraised value of the asset foreclosed, or book value of the mortgage at the date of foreclosure.

Cash on hand includes cash equivalents. Cash equivalents are short-term investments that are both readily convertible to cash and have an original maturity date of three months or less. Short-term investments are carried at amortized cost, which approximates market value.

Subsidiaries of the Company are accounted for using the equity method of accounting. Insurance subsidiaries are carried at their statutory book value and non-insurance subsidiaries are carried at their book value calculated in accordance with generally accepted accounting principles. The reported net income of the Company's subsidiaries is included in investment income, while all other changes in the net assets of subsidiaries are included in unrealized gains and losses. The assets and liabilities of the Company's subsidiaries are not consolidated with the assets and liabilities of the Company.

F-18

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

1.	Nature of Operations and Basis of Financial Reporting (continued)

Investments (continued)

The Company uses straight-line depreciation for all of its depreciable assets, with useful lives varying depending on the asset. For real estate subject to long-term leases, a depreciation method is used to result in accounting similar to direct financing leases whereby the excess of aggregate rentals over cost (reduced by estimated residual value) is recognized as investment income over the term of the lease at an approximately constant periodic rate of return.

Realized investment gains and losses on sales of securities are included in the determination of net income and are determined on the specific identification method. Unrealized investment gains and losses are accounted for as direct increases or decreases in surplus. Income tax effects of unrealized gains and losses are not recognized. Realized gains and losses on expired futures contracts have been deferred and are being amortized over the life of the asset or liability the future contracts hedged.

Due and accrued income is excluded from investment income on mortgage loans, bonds and short-term investments where interest is past due more than 90 days. The total amount excluded at December 31, 2001 and 2000 was $0 and $3 million, respectively.

F-19

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

1.	Nature of Operations and Basis of Financial Reporting (continued)

Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2001, were as follows:

	Gross	Net of Loading

Industrial	$-	$-
Ordinary new business	5	5
Ordinary renewal	23	25
Credit Life	2	2
Group Life	70	59
Group Annuity	(8)	(8)
Total	$93	$83

Aggregate Reserves for Policies and Contracts

Reserves for future policy and contract benefits for life insurance are computed by the net level premium and preliminary term and other modified reserve methods on the basis of interest rates and mortality assumptions prescribed by state regulatory authorities. Annuity reserves are computed using interest rates and mortality assumptions where needed as prescribed by state regulatory authorities. Waiver of premium reserves (group disabled life reserves) are determined using morbidity and termination assumptions primarily based on the 1970 Intercompany Group Disability Table, using an interest rate of 5.25% to 6.25% for disablements. Reserves for long-term disability policies are primarily based on the 1981 Company Termination Table, using an interest rate of 5.5% to 10.3% for disablements prior to 1993 and the 1987 CGDT using an interest rate of 5.5% to 6.25% for disablements subsequent to 1992. Liabilities for unpaid accident and health claims are estimates of the ultimate net cost of all reported and unreported claims not yet settled. These reserves are estimated using actuarial analyses and case basis evaluations.

F-20

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

1.	Nature of Operations and Basis of Financial Reporting (continued)

Aggregate Reserves for Policies and Contracts (continued)

The Company waives deduction of deferred fractional premiums upon the death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

All substandard policies except Adjustable Life and Universal Life are valued as standard plus an amount determined by valuation representing the excess amount of the multiple table reserves over the standard reserves. All Adjustable Life and Universal Life policies are valued directly on a multiple table basis.

As of December 31, 2001, the Company had insurance in force of $2 billion for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Minnesota. Reserves to cover this insurance totaled $14 million at December 31, 2001.

Of the total annuity reserves and deposit fund liabilities at December 31, 2001, approximately 16% were subject to discretionary withdrawal - with adjustment; approximately 18% were subject to discretionary withdrawal - without adjustment; approximately 9% were not subject to discretionary withdrawal provisions; and approximately 57% were related to "market value" reserves in separate accounts without investment guarantees whose surrender values vary with the market value of the invested assets supporting the reserves.

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the underlying policies and the terms of the reinsurance contract.

F-21

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

1.	Nature of Operations and Basis of Financial Reporting (continued)

Deferred Taxes

Prior to January 1, 2001, deferred federal income taxes were not provided for differences between the financial statement amounts and the tax bases of assets and liabilities. Starting in 2001, deferred tax assets are provided for and admitted to an amount determined under a standard formula. This formula considers the amount of differences that will reverse in the subsequent year, taxes paid in prior years that could be recovered through carrybacks, surplus limits and the amount of deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are non-admitted. Deferred taxes do not include any amounts for state taxes. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets that are expected to be realized in future years and a valuation allowance is established for the portion that is not realizable.

Premium Revenue and Benefits to Policyholders

Premiums on life insurance and annuity contracts are generally recognized as revenue over the premium-paying period of the contract. Contract benefits are recognized over the life of the contract by providing reserves for future policy and contract benefits.

Costs of acquiring new business are charged to operating expenses when incurred.

Reclassifications

Certain prior year amounts in the ReliaStar Life Insurance Company's statutory basis financial statements have been reclassified to conform to the 2001 financial statement presentation.

F-22

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

2.	Permitted Statutory Basis Accounting Practices

The Company prepares statutory basis financial statements in accordance with accounting practices prescribed or permitted by the State of Minnesota Department of Insurance. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompasses all accounting practices that are not prescribed; such practices may differ from state to state, and from company to company within a state, and may change in the future.

The Company is required to identify those significant accounting practices that are permitted, and obtain written approval of the practices from the State of Minnesota Insurance Department. As of December 31, 2001 and 2000, the Company had no such permitted accounting practices.

3.	Accounting Changes

The NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual was effective January 1, 2001. The State of Minnesota has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and has resulted in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. The Company adopted the revised Accounting Practices and Procedures Manual on January 1, 2001.

Accounting changes adopted to conform to the provisions of the Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied

F-23

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

3.	Accounting Changes (continued)

retroactively for all prior periods. As a result of these changes, the Company reported a change in accounting principle, as an adjustment that increased unassigned surplus approximately $147 million as of January 1, 2001.

Included in this total adjustment were adjustments to increase unassigned surplus $42 million related to net admitted deferred tax assets and approximately $120 million related to qualified pension plan assets which were subsequently non-admitted. Offsetting these increases was a $21 million adjustment to record liabilities for the Company's non-qualified pensions plans.

4.	Investments

Bonds

The statement value and estimated market values of investments in bonds by type of investment were as follows at December 31:

				Estimated
	Statement	Gross Unrealized		Market
	Value	Gains	(Losses)	Value
	(In Millions)
2001
United States Government and government agencies and authorities	$97	$2	$(1)	$98
States, municipalities and political subdivisions	$34	8	-	42
Foreign governments	68	6	(1)	73
Public utilities	189	6	(2)	194
Corporate Securities	2,213	74	(34)	2,253
Mortgage-backed/structured securities	2,355	63	(45)	2,373
Total	$4,956	$159	$(82)	$5,033

F-24
ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

4.	Investments (continued)

Bonds (continued)

				Estimated
	Statement	Gross Unrealized		Market
	Value	Gains	(Losses)	Value
2000	(In Millions)
United States Government and government agencies and authorities	$231	$12	$-	$243
States, municipalities and political subdivisions	8	-	-	8
Foreign governments	34	1	-	34
Public utilities	312	5	(3)	314
Corporate Securities	2,575	40	(44)	2,571
Mortgage-backed/structured securities	1,304	29	(45)	1,289
Total	$4,464	$87	$(92)	$4,459

At December 31, 2001 and 2000, bonds with an amortized cost of $83,604,000 and $54,797,000 respectively, were on deposit with various insurance departments to meet regulatory requirements.

The statement value and estimated market value of bonds, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2001
	Amortized		Fair
	Cost		Value
	(In Millions)
Maturing in:
One year or less	$67		$69
One to Five years	952		979
Five to Ten years	1,170		1,190
Ten years or later	412		422
Mortgage-backed/structured securities	2,355		2,373
Total	$4,956		$5,033

F-25
ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

4.	Investments (continued)

Bonds (continued)

The estimated market values for actively traded marketable bonds are determined based upon quoted market prices. The estimated market values for marketable bonds without an active market are obtained through several commercial pricing services, which provide the estimated market values. Estimated market values of privately placed bonds, which are not considered problems, are determined using a matrix-based pricing model. The model considers the current level of risk-free interest rates, current corporate spreads, credit quality of the issuer and cash flow characteristics of the security. Using this data, the model generates market values which the Company considers reflective of the estimated market value of each privately placed bond. Estimated market values for privately placed bonds which are considered problems are determined through consideration of factors such as the net worth of borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees and the Company's evaluation of the borrower's ability to compete in their relevant market.

At December 31, 2001, the largest industry concentration of the private placement portfolio was mortgage-backed/structured finance where 26% of the portfolio was invested, and the largest industry concentration of the marketable bond portfolio was mortgage-backed/structured finance, where 43% of the portfolio was invested.

F-26

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

4.	Investments (continued)

Stocks

The cost and statement value of stocks were as follows:

	2001	2000
	(In Millions)
Unaffiliated:
Cost	$28	$30
Gross unrealized gains	-	-
Gross unrealized losses	(2)	(2)
Statement value	26	28
Affiliated - statement value	834	755
Total statement value	$860	$783

Mortgage Loans on Real Estate

The maximum and minimum lending rates for all mortgage loans issued during 2001 were 7.79% and 6.00%, respectively.

During 2001 and 2000, the Company did not reduce interest rates of outstanding mortgage loans.

The maximum percentage of any one loan to the value of security at the time of the loan was 74%. Fire insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan that would be permitted by law on the land without buildings. As of December 31, 2001, the Company held no mortgages with interest more than 180 days overdue.

At December 31, 2001, the largest geographic concentration of commercial mortgage loans was in the Pacific region of the United States, where approximately 28% of the commercial mortgage loan portfolio was invested.

F-27
ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

4.	Investments (continued)

Investment Income

Investment income summarized by type of investment was as follows:

	Year ended December 31
	2001	2000
	(In Millions)

Bonds	$378	$314
Common Stock-Affiliates	52	16
Mortgage Loans on Real Estate	49	58
Real Estate	28	25
Policy Loans	17	16
Short-Term Investments	1	5
Other	(1)	16
Gross Investment Income	524	450
Investment Expenses	54	36
Net investment income	$470	$414

F-28
ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

4.	Investments (continued)

Realized Investment Gains and Losses

Net realized capital gains (losses) were as follows:

	Year ended December 31
	2001	2000
	(In Millions)
Bonds:
Gross gains	$33	$14
Gross losses	(20)	(63)
Mortgage loans on real estate	-	(9)
Other	(6)	(6)
Net pretax realized capital gains and losses	7	(64)
Income tax (expense) benefit	(11)	10
Net pretax realized capital gains and losses transferred to interest maintenance reserve (IMR)	(27)	15
Income tax expense (benefit) transferred to IMR	9	(5)
Net realized capital losses, net of tax	$(22)	(44)

Proceeds from the sale of bonds were $4.6 billion and $1.5 billion during 2001 and 2000, respectively.

As part of its investment strategy, the Company enters into dollar rolls transactions to increase its return on investments and improve liquidity. Dollar rolls involve the sale of securities and an agreement to repurchase substantially the same security as the security sold. Such borrowings averaged approximately $37 million during 2001 and were collateralized by investment in securities with fair values approximately equal to the loan value. The balance of dollar roll transactions at December 31, 2001 was $249 million. The primary risk associated with short

F-29
ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

4.	Investments (continued)

Realized Investment Gains and Losses (continued)

term collateralized borrowings is that the counter party will be unable to perform under the terms of the contract. The Company's exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments.

The Company participates in reverse repurchase transactions. Such transactions involve the sale of corporate securities to a major securities dealer and a simultaneous agreement to repurchase the same security in the near term. The proceeds are invested in new securities of intermediate duration. The terms of the reverse repurchase agreement call for payment of interest at a rate of between 1.80% and 2.26%. Amounts due related to reverse repurchase transactions as of December 31, 2001 were $37 million.

5.	Derivative Instruments

The Company has an established program prescribing the use of derivatives in its asset/liability management activity. The investment policy of the Company expressly precludes the use of such instruments for speculative purposes. The policy details permissible uses and instruments and contains accounting and management controls designed to assure compliance with these policies. The Company is not a party to leveraged derivatives.

The insurance liabilities of the Company are sensitive to changes in market interest rates. The Company has established procedures for evaluating these liabilities and structures investment asset portfolios with compatible characteristics. Investment assets are selected which provide yield, cash flow and interest rate sensitivities appropriate to support the insurance products.

The Company uses interest rate swaps and equity indexed call options as part of this asset/liability management program. The Company has acquired a significant amount of certain shorter duration investments, such as floating rate or adjustable rate investments. Acquisition of these assets shortens the duration of an asset portfolio. The Company uses interest rate swaps

F-30
ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

5.	Derivative Instruments (continued)

to extend the duration of these portfolios as an alternative to purchasing longer duration investments. The equity indexed call options are based on the S&P 500 Index and are used to hedge the Company's equity indexed annuity product. On the termination date, the counterparty will make one payment to the Company based on the level of the index and strike price.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations, given their high credit ratings. In addition, the Company has established an issuer holder limitation program whereby the maximum credit exposure to a single issuer is established based upon the credit rating of the issuer and the structure of the investment. The positive market value of swap positions is included in the computation of the maximum issuer limitation.

The table below summarizes the Company's interest rate contracts included in other invested assets at December 31, 2001 and 2000 (in millions):

	December 31, 2001
	Notional	Carrying	Fair
	Amount	Value	Value

Interest rate contracts:
Swaps	$360.0	$-	$28.5
Options owned	6.3	1.3	1.3
Total derivatives	$366.3	$1.3	$29.8

F-31

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

5.	Derivative Instruments (continued)

	December 31, 2000
	Notional	Carrying	Fair
	Amount	Value	Value

Interest rate contracts:
Swaps	$155.0	$-	$3.2
Options owned	6.3	1.4	1.4
Total derivatives	$161.3	$1.4	$4.6

6.	Employee Benefit Plans

Defined Benefit Plan

The Company has defined benefit pension plans covering substantially all of its employees. The benefits are based on years of service and the employee's average annual compensation during the last five years of employment. The Company's funding and accounting policies are consistent with the funding requirements of Federal law and regulations. As of December 31, 2001, the qualified pension benefit plans of certain United States subsidiaries of ING America Insurance Holdings, including ReliaStar Life Insurance Company, were merged into one plan which will be recognized in ING's financial statements. As a result, the Company transferred their qualified pension assets and liabilities to ING North America Insurance corporation, an affiliate. In

F-32

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

6.	Employee Benefit Plans (continued)

Defined Benefit Plan (continued)

addition to pension benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") to retired employees through an unfunded postretirement benefit plan. A summary of assets, obligations, and assumptions of the Pension and Other Post Retirement Benefit Plans is as follows:

	Pension Benefits		Other Benefits
	2001	2000	2001	2000
	(In Millions)		(In Millions)
Change in benefit obligation
Benefit obligation at beginning of year	$-	$ -	$14.2	$13.5
Adoption of Codification	228.8	-	-	-
Service cost	2.4	-	0.7	0.2
Interest cost	17.4	-	1.1	0.4
Contribution by plan participants	-	-	0.5	0.5
Actuarial gain (loss)	7.1	-	(4.6)	0.6
Benefits paid	(6.5)	-	(1.2)	(0.9)
Plan amendments	(0.2)	-	3.3	-
Business combinations, divestitures, curtailments, settlements and special termination benefits	(221.1)	-	1.0	-
Benefit obligation at end of year	$27.9	$ -	$15.0	$14.2

F-33

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

6.	Employee Benefit Plans (continued)

Defined Benefit Plan (continued)

	Pension Benefits		Other Benefits
	2001	2000	2001	2000
	(In Millions)		(In Millions)
Change in plan assets
Fair value of plan assets at beginning of year	$-	$-	$-	$-
Adoption of Codification	327.5	-	-	-
Actual return on plan assets	(83.9)	-	-	-
Employer contribution	2.0	-	0.8	0.5
Plan participants' contributions	-	-	0.5	0.5
Benefits paid	(6.5)		(1.3)	(1.0)
Business combinations, divestitures and settlements	(239.1)	-	-	-
Fair value of plan assets at end of year	$-	$-	$-	$-

F-34

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

6.		Employee Benefit Plans (continued)

Defined Benefit Plan (continued)

	Pension Benefits		Other Benefits
	2001	2000	2001	2000
	(In Millions)		(In Millions)
Funded status
Funded status at December 31	$(27.9)	$-	$(15.0)	$(14.2)
Unamortized prior service cost	-	-	3.3	-
Unrecognized net gain or (loss)	-	-	(4.1)	0.6
Net amount recognized	$(27.9)	$ -	$(15.8)	$(13.6)

Upon the adoption of Codification, the pension benefits related to vested employees not previously recognized has been recorded as part of the cumulative effect of accounting change adjustment.

The pension benefits obligation for non-vested employees at December 31, 2001 and 2000 amounted to $0.1 million and $4.4 million, respectively. The other benefits obligation for non-vested employees at December 31, 2001 and 2000, amounted to $0 million and $3.1 million, respectively.

F-35

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

6.	Employee Benefit Plans (continued)

Defined Benefit Plan (continued)

	Pension Benefits		Other Benefits
	2001	2000	2001	2000
	(In Millions)		(In Millions)

Components of net periodic benefit cost:
Service cost	$2.4		$0.7	$0.2
Interest cost	17.4		1.1	0.4
Expected return on plan assets	(29.7)	-	-	-
Amortization of unrecognized transition obligation or transition asset	-	-	-	-
Amount of recognized gains and losses	-	-	-	-
Amount of prior service cost recognized	1.2	-	-	-
Amount of gain or loss recognized due to a settlement or curtailment	0.9	-	-	-
Total net periodic benefit cost	$(7.8)		$1.8	$0.6

F-36

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

6.	Employee Benefit Plans (continued)

Defined Benefit Plan (continued)

Assumptions used in determining the accounting for the defined benefit plans as of December 31, 2001 and 2001 were as follows:

	2001	2000
Weighted-average discount rate	7.50%	7.75%
Rate of increase in compensation level	4.50%	5.00%
Expected long-term rate of return on assets	N/A	9.25%

The postretirement plan is contributory, to retired contribution levels adjusted annually; the life insurance portion of the plan provides a flat amount of noncontributory coverage with optional contributory coverage. The discount rate used in determining the postretirement benefit obligation as of December 31, 2001 was 7.50% and the health care cost trend rate used was 8.0% trending to 5.5% in 2007 and thereafter.

A one percentage-point increase in the assumed health care cost trend rate would increase the postretirement benefit obligation by approximately $967,000 and increase the service and interest cost components of annual expense by approximately $150,000.

Effective June 25, 2001, ReliaStar transferred sponsorship of the Success Sharing Plan and ESOP (Success Sharing Plan) to ING Holdings. The Company participates in the Success Sharing Plan, a defined contribution plan designed to increase employee ownership and reward employees when certain performance objectives are met. Essentially all employees of the Company are eligible to participate in the Success Sharing Plan. In addition, the Success Sharing Plan has a 401(k) feature, whereby participants may elect to contribute a percentage of their eligible earnings to the Plan. The Company matches participants' 401(k) contributions up to 6% of eligible earnings. Expense allocated to the Company for the Success Sharing and 401(k) plans for the years ended December 31, 2001 and 2000 was approximately $2.8 million and $8.8 million, respectively.

F-37
ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

6.	Employee Benefit Plans (continued)

Defined Benefit Plan (continued)

The Company has no multiemployer plans, consolidated holding company plans or postemployment benefits and compensated absences.

Stock Incentive Plan

Prior to the acquisition in 2000, officers and key employees of the Company participated in the stock incentive plans of ReliaStar. ReliaStar applies Accounting Principles Board Opinion No. 25 and related interpretations in accounting for its plans. Accordingly, no compensation expense for stock-based compensation plans has been allocated to the Company.

7.	Income Taxes

ReliaStar Life Insurance Company files a consolidated federal income tax return with Security-Connecticut Life Insurance Company, Northern Life Insurance Company and ReliaStar Life Insurance Company of New York. The Company allocates an amount approximating the tax the member would have incurred were it not a member of a consolidated group and credits the member for use of its losses at the statutory rate.

The components of the net admitted deferred tax asset are as follows:

	December 31, 2001	January 1, 2001	Change
	(In Thousands)

Gross deferred tax asset	$246,787	$216,928	$29,859
Gross deferred tax liabilities	33,012	32,115	897
Net deferred taxes and change for the year	213,775	184,813	28,962
Non admitted deferred tax assets and change for year	(167,083)	(143,289)	(23,794)
Net admitted deferred tax asset and change for the year	$46,692	$41,524	$(5,168)

F-38
ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

7.	Income Taxes (continued)

For 2001, the Company's income tax expense and change in deferred taxes differs from the amount obtained by applying the federal statutory rate of 35% to income before taxes (including capital gains) for the following reasons:

Year ended December 31,
2001
(In Thousands)

Expected federal income tax expense (benefit) at statutory rate of 35%	$(122,036)
Deferred acquisition costs	7,477
Due and deferred premiums	11,523
Investments	6,646
Subsidiary dividend income	(18,200)
Legal reserves	8,912
Insurance reserves	(2,166)
Other	1,063
Prior year return true-up	(7,574)
Total federal income tax expense	(114,355)
Change in deferred taxes	(28,962)
Total statutory federal income taxes	$(85,393)

For 2000, Income before federal income taxes differs from taxable income principally due to deferred acquisition cost, deferred premiums, and differences in reserves for policy and contract liabilities for tax and statutory-basis financial reporting purposes.

F-39

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

7.	Income Taxes (continued)

Prior to 1984, ReliaStar Life Insurance Company was allowed certain special deductions for federal income tax reporting purposes that were required to be accumulated in a "policyholders' surplus account" (PSA). In the event those amounts are distributed to shareholders, or the balance of the account exceeds certain limitations prescribed by the Internal Revenue Code, the excess amounts would be subject to income tax at current rates. Income taxes also would be payable at current rates if ReliaStar Life Insurance Company ceases to qualify as a life insurance company for tax reporting purposes, or if the income tax deferral status of the PSA is modified by future tax legislation. Management does not intend to take any actions nor does management expect any events to occur that would cause income taxes to become payable on the PSA balance. Accordingly, ReliaStar Life Insurance Company has not accrued income taxes on the PSA balance of $34 million at December 31, 2001. However, if such taxes were assessed, the amount of the taxes payable would be $12 million. No deferred tax liabilities are recognized related to the PSA.

F-40

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

8.	Unpaid Accident and Health Claims

The change in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

	December 31
	2001	2000
	(In Millions)

Balance at January 1	$1,101	$675
Less reinsurance recoverables	374	288
Net balance at January 1	727	387

Incurred related to:
Current year	621	353
Prior years	25	132
Total incurred	646	485

Paid related to:
Current year	263	130
Prior years	89	15
Total paid	352	145

Net balance at December 31	1,021	727
Plus reinsurance recoverables	167	374
Balance at December 31	$1,188	$1,101

The liability for unpaid accident and health claims and claim adjustment expenses is included in Aggregate Reserves for Policies and Contracts and Policy and Contract Claims on the Statutory Basis Statements of Admitted Assets, Liabilities, Surplus and Other Funds. During the third quarter of 2001 the Company's reinsurance operations recorded reserve related adjustments to reflect the increase in workers compensation claims due the events of September 11th at the World Trade Center.

F-41

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

9.	Surplus Note

The Company has a surplus note with a principal value of $100 million from ReliaStar. The Commissioner of the Minnesota Department of Commerce has advised the Company that it will permit the funds received from the surplus note to be treated as surplus for statutory accounting purposes. The original note, dated April 1, 1989, was issued in connection with ReliaStar Life's demutualization and was used to offset the surplus reduction related to the cash distribution to the mutual policyholders in the demutualization. This original 101/4% note was replaced by a successor surplus note (the 1994 Note) dated November 1, 1994. The 1994 Note provides, subject to the regulatory constraints discussed below, that (i) it is a surplus note which will mature on September 15, 2021 with principal due at maturity, but payable without penalty, in whole or in part before maturity; (ii) interest is payable at a variable rate based upon an annualized yield rate for U.S. Treasury Bonds payable semi-annually; and (iii) in the event that ReliaStar Life is in default in the payment of any required interest or principal, ReliaStar Life cannot pay cash dividends on its capital stock (all of which is owned directly by ReliaStar). The 1994 Note further provides that there may be no payment of interest or principal without the express approval of the Minnesota Department of Commerce. During the year ended December 31, 2001 total interest paid on the 1994 Note was $7 million. Accrued interest was $2 million as of December 31, 2001. Interest paid on the 1994 Note since November 1, 1994 totaled $46 million.

10.	Capital and Surplus

The ability of the Company to pay cash dividends to its parent is restricted by law or subject to approval of the insurance regulatory authorities of Minnesota. These authorities recognize only statutory accounting practices for determining the ability of an insurer to pay dividends to its shareholders.

Under Minnesota insurance law regulating the payment of dividends by the Company, any such payment must be an amount deemed prudent by the Company's Board of Directors. Unless otherwise approved by the Commissioner, the dividend must be paid solely from the adjusted earned surplus of the Company.

F-42
ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

10.	Capital and Surplus (continued)

Adjusted earned surplus means the earned surplus as determined in accordance with statutory accounting practices (unassigned funds), less 25% of the amount of such earned surplus which is attributable to net unrealized capital gains. Further, without approval of the Commissioner, the Company may not pay in any calendar year any dividend which, when combined with other dividends paid within the preceding 12 months, exceeds the greater of (i) 10% of the Company's statutory surplus at the prior year-end or (ii) 100% of the Company's statutory net gain from operations (not including realized capital gains) for the prior calendar year.

The Company has 25,000,000 authorized shares of common stock with a par value of $1.25 per share, 2,000,000 of which are outstanding. The Company also has 5,000,000 authorized shares of redeemable, cumulative, nonvoting preferred stock, none of which are outstanding.

The Company holds 80,000 shares of preferred stock in treasury at cost.

Total unassigned surplus at December 31, 2001 was $125 million and has no restrictions, except as described above.

11.	Reinsurance

The Company is a member of reinsurance associations established for the purpose of ceding the excess of life insurance over retention limits. The Company's retention limit is $1,000,000 per insurable life for individual coverage. For group coverage and reinsurance assumed, the retention is $500,000 per life with per occurrence limitations, subject to certain maximums.

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The amount of the allowance for uncollectible reinsurance receivables was immaterial at December 31, 2001 and 2000. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies.

F-43

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

11.	Reinsurance (continued)

As of December 31, 2001 and 2000, $68 billion, respectively $40 billion of life insurance in force was ceded to other companies. The Company had assumed $117 billion, respectively $54 billion of life insurance in force as of December 31, 2001 and 2000.

The effect of reinsurance on premiums and recoveries is as follows:

	Year ended December 31
	2001	2000
	(In Millions)

Direct premiums	$1,522	$1,538
Reinsurance assumed	623	656
Reinsurance ceded	(348)	(333)
Net premiums	$1,797	$1,861

Reinsurance recoveries	$241	$324

12.	Related Party Transactions

The Company received cash dividends totaling $52 million and $12 million from its subsidiaries during 2001 and 2000, respectively.

F-44

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

12.	Related Party Transactions (continued)

The Company and its affiliates have entered into agreements whereby they provide certain management, administrative, legal and other services to each other. The net amounts billed resulted in the Company recording a reduction of expenses totaling $54 million and $43 million in 2001 and 2000, respectively. The net costs allocated to the Company under these agreements may not be indicative of costs the Company might incur if these services were not provided by the Company's affiliates.

13.	Commitments and Contingencies

Litigation

The Company, like other insurance companies, may be named or otherwise involved in lawsuits, including class action lawsuits and arbitration. In some class actions and other actions involving insurers, substantial damages have been sought and/or material settlements or awards payments have been made. The Company currently believes that no pending or threatened lawsuits or actions exist that are reasonably likely to have a material adverse impact on the Company.

Joint Group Life and Annuity Contracts

The Company has issued certain participating group annuity and group life insurance contracts jointly with another insurance company. The Company has entered into an arrangement with this insurer whereby the Company will gradually transfer these liabilities (approximately $64 million at December 31, 2001) to the other insurer over a ten-year period which commenced in 1993. The terms of the arrangement specify the interest rate on the liabilities and provide for a transfer of assets and liabilities scheduled in a manner consistent with the expected cash flows of the assets allocated to support the liabilities. A contingent liability exists with respect to the joint obligor's portion of the contractual liabilities attributable to contributions received prior to July 1, 1993 in the event the joint obligor is unable to meet its obligations.

F-45

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

13.	Commitments and Contingencies (continued)

Financial Instruments

The Company is a party to financial instruments with on and off-balance-sheet risk in the normal course of business to reduce its exposure to fluctuations in interest rates and equity prices. These financial instruments include commitments to extend credit, financial guarantees, equity indexed call options and interest rate swaps. Those instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory Basis Balance Sheets.

The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments. For swaps and equity indexed call options, the contract or notional amounts do not represent exposure to credit loss. The Company's exposure to credit loss is limited to those financial instruments where the Company has an unrealized gain.

Unless otherwise noted, the Company does not require collateral or other security to support financial instruments with credit risk.

	December 31
	2001	2000
	(In Millions)
Financial instruments whose contract amounts represent credit risk:
Commitments to extend credit	$40	$27
Financial guarantees	6	15
Financial instruments whose notional or contract amounts exceed the amount of credit risk:
Interest rate swap agreements	360	155
Equity indexed call options	6	6

F-46

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

13.	Commitments and Contingencies (continued)

Financial Instruments (continued)

Commitments to Extend Credit - Commitments to extend credit are legally binding agreements to lend to a customer. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. They generally may be terminated by the Company in the event of deterioration in the financial condition of the borrower. Since some of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future liquidity requirements. The Company evaluates each customer's creditworthiness on a case-by-case basis.

Financial Guarantees - Financial guarantees are conditional commitments issued by the Company guaranteeing the performance of the borrower to a third party. Those guarantees are primarily issued to support public and private commercial mortgage borrowing arrangements. The credit risk involved is essentially the same as that involved in issuing commercial mortgage loans.

The Company is a partner in four real estate joint ventures where the Company has guaranteed the repayment of loans of the partnership. As of December 31, 2001, the Company had guaranteed repayment of $6 million ($15 million at December 31, 2000) of such loans including the portion allocable to the PFA. If any payment were made under these guarantees, the Company would be allowed to make a claim for repayment from the joint venture, foreclose on the assets of the joint venture, including its real estate investment, and, in certain instances, make a claim against the joint venture's general partner.

For certain of these partnerships, the Company has made capital contributions from time to time to provide the partnerships with sufficient cash to meet its obligations, including operating expenses, tenant improvements and debt service. Capital contributions during 2001 and 2000 were insignificant. Further capital contributions may be required in future periods for certain of the joint ventures. The Company cannot predict the amount of such future contributions.

F-47

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

13.	Commitments and Contingencies (continued)

Financial Instruments (continued)

Interest Rate Swap Agreements - The Company enters into interest rate swap agreements to manage interest rate exposure. The primary reason for the interest rate swap agreements is to extend the duration of adjustable rate investments. Interest rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying principal amounts. Changes in market interest rates impact income from adjustable rate investments and have an opposite (and approximately offsetting) effect on the reported income from the swap portfolio. Notional principal amounts are often used to express the volume of these transactions but do not represent the much smaller amounts potentially subject to credit risk. The amount subject to credit risk is approximately equal to the unrealized gain on the agreements which was $29 million at December 31, 2001.

Equity Indexed Call Options - The Company holds certain call options indexed to the performance of the S&P 500 Index as part of its asset/liability management strategy for its equity indexed annuity products. The Company held options with an aggregate estimated fair value of $1 million as of December 31, 2001.

Futures Contracts - The Company previously entered into futures contracts to manage interest rate risk as part of the Company's asset and liability management program for its guaranteed investment contract (GIC) portfolio. During 1997, the Company closed out all of its futures contracts and immediately entered into zero coupon interest rate swaps. As of December 31, 2001, the remaining deferred gain on the closed futures contracts was approximately $4 million, which is being amortized into income over the life of the liabilities whose cash flows they supported.

F-48

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

14.	Fair Value of Financial Instruments

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the instrument. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Fixed maturities and equity securities - The fair values for bonds, preferred stocks and common stocks, reported herein, are based on quoted market prices as determined by the NAIC Securities Valuation Office, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, commercial mortgages, collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which generally fall within a range between 2% and 18% over the total portfolio.

F-49

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

14.	Fair Value of Financial Instruments (continued)

Mortgage Loans on Real Estate - The fair values for commercial mortgages are estimated using a discounted cash flow approach. Commercial loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads required on new loans with similar characteristics. The amortizing features of all loans are incorporated into the valuation. Where data on option features was available, option values were determined using a binomial valuation method and were incorporated into the mortgage valuation.

Derivative financial instruments - Fair values for on-balance-sheet derivative financial instruments (options) and off-balance-sheet derivative financial instruments (swaps) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties' credit standing.

Other investment-type insurance contracts - The fair values of the Company's deferred annuity contracts are estimated based on the cash surrender values. The carrying values of other policyholder liabilities, including immediate annuities, dividend accumulations, supplementary contracts without life contingencies, and premium deposits, approximate their fair values.

Encumbrances - The fair value for debt obligations was based upon discounted cash flow analyses. The discount rate was based upon the Company's estimated current incremental borrowing rates.

Financial Guarantees - The fair values for financial guarantees were estimated using discounted cash flow analyses based upon the expected future net amounts to be expended. The estimated net amounts to be expended were determined based on projected cash flows and a valuation of the underlying collateral.

The carrying value of all other financial instruments approximates their fair value.

F-50

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

14.	Fair Value of Financial Instruments (continued)

The carrying amounts and estimated fair values of the Company's financial instruments as of December 31, 2001 and 2000 are as follows:

	2001		2000
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
		(In Millions)
Assets
Bonds	$4,956	$4,981	$4,464	$4,459
Stocks (unaffiliated)	26	30	28	32
Mortgage loans on real estate:
Commercial	794	827	575	581
Residential and other	-	-	-	-
Policy loans	263	263	260	260
Cash and short-term investments	268	268	67	67
Other financial instruments recorded as assets	92	92	425	425

Liabilities
Investment contracts:
Deferred annuities	(1,256)	(1,114)	(1,321)	(1,309)
GICs	(90)	(90)	(90)	(107)
Supplementary contracts and immediate annuities	(228)	(228)	(218)	(216)
Other investment contracts	(240)	(240)	(141)	(140)
Claim and other deposit funds	(167)	(167)	(57)	(44)
Encumbrances	-	-	-	-
Other financial instruments recorded as liabilities	(497)	(497)	(301)	(301)

Off-balance sheet financial instruments
Financial guarantees	-	1	-	(1)
Interest rate swaps	-	29	-	3

F-51

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

14.	Fair Value of Financial Instruments (continued)

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's holdings of a particular financial instrument. Because no market exists for a significant portion of the Company's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

Fair value estimates are based on existing on and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. In addition, the tax ramifications related to the realization of the unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

15.	Leases

The Company has operating leases for office space and certain computer processing and other equipment. Rental expense for these items was $9 million and $12 million for 2001 and 2000, respectively. Future minimum aggregate rental commitments at December 31, 2001 for operating leases were as follows (in millions):

2002	$3
2003	3
2004	2
2005	2
2006	1
2007 and thereafter	3
Total	$14

F-52

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

16.	Annuity Reserves

At December 31, 2001 and 2000, the Company's annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2001
	Amount	Percent
	(In Millions)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$344.3	6.89%
At book value less surrender charge	476.4	9.54%
At fair value	2,814.7	56.37%
Subtotal	3,635.3	72.80%
Subject to discretionary withdrawal
(without adjustment) at book value with
minimal or no charge or adjustment	909.1	18.20%
Not subject to discretionary withdrawal	449.6	9.00%
Total annuity reserves and deposit fund liabilities-
Before reinsurance	4,994.0	100%
Less reinsurance ceded	-
Net annuity reserves and deposit fund liabilities	$4,994.0

F-53

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

16.	Annuity Reserves (continued)

	December 31, 2000
	Amount	Percent
	(In Millions)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$197.9	4.00%
At book value less surrender charge	456.6	9.00%
At fair value	3,284.4	61.00%
Subtotal	3,938.9	74.00%
Subject to discretionary withdrawal
(without adjustment) at book value with minimal or no charge
or adjustment	875.3	16.00%
Not subject to discretionary withdrawal	542.0	10.00%
Total annuity reserves and deposit fund liabilities-
Before reinsurance	$5,356.3	100.0%
Less reinsurance ceded
Net annuity reserves and deposit fund liabilities	$5,356.3

17.	Separate Accounts

Most separate and variable accounts held by the Company relate to individual variable annuities of a nonguaranteed return nature. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. These variable annuities generally provide an incidental death benefit of the greater of account value or premium paid. In 1996 the Company began offering a policy with a minimum guaranteed death benefit that is adjusted every seven years to the current account value. The assets and liabilities of these accounts are carried at market.

F-54

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

17.	Separate Accounts (continued)

Certain other separate accounts relate to experience-rated group annuity contracts, that fund defined contribution pension plans. These contracts provide guaranteed interest returns for one-year only, where the guaranteed interest rate is re-established each year based on the investment experience of the separate account. In no event can the interest rate be less than zero. There are guarantees of principal and interest for purposes of plan participant transactions (e.g., participant-directed withdrawals and fund transfers done at book value). The assets and liabilities of these separate accounts are carried at book value.

Information regarding the separate accounts of the Company is as follows:

	2001	2000
	(In Millions)
Transfers as reported in the summary of operations of the Separate Accounts Statement:
Transfers to separate accounts	$ 960	$1,147
Transfers from separate accounts	623	833
Net transfers to separate accounts	337	314

Reconciling adjustments:
Miscellaneous transfers	(179)	(12)
Transfers as reported in the Statement of Operations	$158	$302

F-55

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

17	Separate Accounts (continued)

	December 31, 2001
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Accounts	Total
	(In Millions)
Reserves for separate accounts by withdrawal characteristics
Subject to discretionary withdrawal:
With market value adjustment	$158.0	$-	$158.0
At book value without market value adjustment less current surrender charge of 5% or more	-		-
At market value	-	3,632.6	3,632.6
At book value without market value adjustment less current surrender charge of less than 5%	-	-	-
	158.0	3,632.6	3,790.6
Not subject to discretionary withdrawal	-	1.2	1.2
Total aggregate reserve for separate accounts	$158.0	$3,633.8	$3,791.8

F-56

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

17.	Separate Accounts (continued)
	December 31, 2000
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Accounts	Total
	(In Millions)
Reserves for separate accounts by withdrawal characteristics
Subject to discretionary withdrawal:
With market value adjustment	$37.4	$-	$37.4
At book value without market value adjustment less current surrender charge of 5% or more	-	-	-
At market value	-	4,161.5	4,161.5
At book value without market value adjustment less current surrender charge of less than 5%	-	-	-
Subtotal	37.4	4,161.5	4,198.9
Not subject to discretionary withdrawal	-	1.8	1.8
Total aggregate reserve for separate accounts	$37.4	$4,163.3	$4,200.7

18.	Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state.

F-57

ReliaStar Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

Notes to Financial Statements - Statutory Basis

18.	Guaranty Fund Assessments (continued)

The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA) and the amount of premiums written in each state. The Company reduces the accrual by credits allowed in some states to reduce future premium taxes by a portion of assessments in that state. The guaranty fund assessments of the Company are not material.

19.	Regulatory Risk-Based Capital

The NAIC prescribes risk-based capital (RBC) requirements for life/health insurance companies. RBC is a series of dynamic surplus-related formulas for monitoring solvency. At December 31, 2001, the Company exceeded all minimum RBC requirements.

20.	Reconciliation to the Annual Statement

At December 31, 2001, differences in amounts reported in the 2001 Annual Statement, as revised, and amounts in the accompanying statutory-basis financial statements are due to the following:

	Net Income	Capital and Surplus

Amounts as reported in the 2001 Annual Statement	$(303,839,000)	$1,184,979,000
Effects of codification accounting change	52,000,000	-
Amounts as reported in the accompanying statutory-basis financial statements	$(251,839,000)	$1,184,979,000

21.	Subsequent Events

Subsequent to the issuance of the financial statements, the Company identified an error in the transfers from separate account due and accrued reported in the statement of financial condition at December 31, 2001. The transfers from separate account due and accrued was understated by $53.0 million at December 31, 2001. In accordance with Statement of Statutory Accounting Principles No. 3, "Accounting Changes and Corrections of Errors," the error was corrected in June 2002 as an adjustment to the January 1, 2002 unassigned surplus balance. The error understated both total assets and unassigned surplus at December 31, 2001 by $34.4 million. The error had no impact on total liabilities. The error overstated net loss by $34.4 million for the year ended December 31, 2001.

F-58

On June 28, 2002, the Board of Directors of the Company approved a plan to merge with the Company's wholly owned subsidiary, Northern Life Insurance Company. The Company will be the surviving corporation of the transaction. The Minnesota Department of Commerce has approved the merger. The merger is anticipated to be effective on October 1, 2002.

F-59
September 2002
PART C - OTHER INFORMATION

Item 24.	Financial Statements and Exhibits
(a)	Financial Statements:
(1)	Part A
Performance Information and Condensed Financial Information
(2)	Included in Part B:
Financial Statements of ReliaStar Select Variable Account:
-	Independent Auditors' Report
-	Statement of Assets and Liabilities as of December 31, 2001
-	Combined Statements of Operations and Changes in Policyholders Equity for the years ended December 31, 2001 and December 31, 2000
-	Notes to Financial Statements
(b)	Exhibits
(1)	Resolution of the Board of Directors of ReliaStar Life Insurance Company ("Depositor") authorizing the establishment of NWNL Select Variable Account ("Registrant")(1)
(2)	Resolutions of the Board of Directors of Depositor changing the name of Registrant to ReliaStar Select Variable Account(2)
(3)	Not Applicable
(4)	(a)	Form of General Distributor Agreement between Depositor and Washington Square Securities, Inc. ("WSSI")(1)
(b)	Forms of Agreements between Depositor and Broker-Dealers with respect to the sale of Contracts(3)
(c)	Form of Broker-Dealer Agency Compensation Schedule(4)
(5)	(a)	Form of Contract(1)
(b)	Form of Roth IRA Rider(4)
(c)	Form of Waiver of Contingent Deferred Sales Charge Rider(4)
(d)	Form of Partial Waiver of Contingent Deferred Sales Charge Rider(4)
(e)	Form of Waiver of Annual Contract Charge Rider(4)
(f)	Form of Modification Rider(5)
(g)	Form of Death Benefit and Owner Amendment(5)
(6)	(a)	Contract Application Form(1)
(b)	Supplemental Application(6)
(7)	(a)	Amended Articles of Incorporation of Depositor(7)
(b)	Amended Bylaws of Depositor(7)
(8)	Not Applicable
(9)	(a)	Form of Participation Agreement by and among AIM Variable Insurance Funds, A I M Distributors, Inc., and ReliaStar Life Insurance Company(8)
(b)	(i)	Form of Participation Agreement by and between ReliaStar Life Insurance Company and Fred Alger Management, Inc.(9)
(ii)	Amended Exhibit to Participation Agreement(8)
(c)	Participation Agreement with Fidelity's Variable Insurance Products Fund and Fidelity Distributors Corporation and Amendments No. 1-8 (Initial Class)(7
(d)	Form of Amendment No. 10 to Participation Agreement with Fidelity's Variable Insurance Products Fund and Fidelity Distribution Corporation(3)
(e)	Participation Agreement with Fidelity's Variable Insurance Products Fund II and Fidelity Distributors Corporation and Amendments No. 1-7 (Initial Class)(7)
(f)	Participation Agreement with Fidelity's Variable Insurance Products Fund II and Fidelity Distributors Corporation and Amendments No. 1-7 (Initial Class)(7)
(g)	Form of Participation Agreement by and between ReliaStar Life Insurance Company and Neuberger Berman Advisers Management, Inc., Advisers Managers Trust and Neuberger Berman Management, Inc.(9)
(h)

Form of Amendment No. 1 dated February 1, 1999 to Participation Agreement by and among ReliaStar Life Insurance Company, Neuberger Berman Advisors Management Trust, Advisers Trust and Neuberger Berman Management, Inc.(3)

(i)	Form of Participation Agreement by and between ReliaStar Life Insurance Company and OpCap Advisors(9)
(j)	Form of Participation Agreement by and between ReliaStar Life Insurance Company, Pilgrim Variable Products Trust, and Pilgrim Investment, Inc.(10)
(k)	Amendment to Participation Agreement dated as of August 30, 2002 by and among ReliaStar Life Insurance Company, ING Variable Products Trust and ING Funds Distributor, Inc.
(l)	Participation Agreement with Putnam Capital Manager Trust and Putnam Mutual Funds Corp. and Amendments No. 1-2(7)
(m)	Form of Service Agreement by and between ReliaStar Life Insurance Company and A I M Advisors, Inc.(8)
(n)	Form of Service Agreement by and between ReliaStar Life Insurance and Fred Alger Management, Inc.(9)
(o)

Form of Service Agreement and Contract between ReliaStar Life Insurance Company, WSSI, and Fidelity Investments Institutional Operations Company and Fidelity Distributors Corporation dated January 1, 1997(2)

(p)	Form of Service Agreement by and between ReliaStar Life Insurance Company and Janus Capital Corporation(9)
(q)	Form of Service Agreement by and between ReliaStar Life Insurance Company and Neuberger Berman Management, Inc., Neuberger Berman Advisers Management, Inc., and Advisers Managers Trust(9)
(r)	Form of Service Agreement by and between ReliaStar Life Insurance Company and OpCap Advisors(9)
(s)	Amendment, effective July 1, 2002 to Letter Agreement dated August 8, 1997 between Janus Capital Corporation (the "Adviser"), and ReliaStar Life Insurance Company(10)
(t)	Administrative and Shareholder Services Agreement dated as of May 1, 2001 by and between ING Pilgrim Group, LLC and ReliaStar Life Insurance Company(10)
(u)	Amendment to Administrative and Shareholder Services Agreement dated as of August 30, 2002 by and between ING Funds Services, LLC and ReliaStar Life Insurance Company.
(v)	Form of Administrative and Shareholder Service Agreement between ReliaStar Life Insurance Company and ING Pilgrim Investments, LLC(10)
(10)	Opinion and Consent of Counsel(11)
(11)	Independent Auditors' Consent - Ernst & Young LLP
(12)	Not Applicable
(13)	Not Applicable
(14)	Schedules for Computation of Performance Quotations(5)
(15)	Powers of Attorney

(1)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registrant's Form N-4 Registration Statement (File No. 33-69892), filed April 16, 1996.
(2)	Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Form N-4 Registration Statement (File No. 33-69892), filed April 14, 1997.
(3)	Incorporated by reference to Pre-Effective Amendment No. 1 of the Form S-6 Registration Statement of Select-Life Variable Account (File No. 333-69431), filed April 5, 1999.
(4)	Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's Form N-4 Registration Statement (File No. 33-69892), filed April 27, 1998.
(5)	Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Form N-4 Registration Statement (File No. 33-69892), filed April 16, 1999.
(6)	Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement on Form S-6 (File No. 33-69892), as filed on April 17, 2000.
(7)	Incorporated by reference to the Form S-6 Registration Statement of Select-Life Variable Account (File No. 333-18517), filed December 23, 1996.
(8)

Incorporated by reference to the financial statements contained in the Prospectus filed as part of Amendment No. 11 of the Form S-6 Registration Statement of Select-Life Variable Account (File No. 33-57244), filed March 31, 2000.

(9)	Incorporated by reference to Post-Effective Amendment No. 21 to Select-Life Variable Account (File No. 2-95392), filed August 4, 1997.
(10)	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6 (File No. 333-69431), as filed on April 24, 2002.
(11)	Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-4 (File No. 33-69892), as filed on April 25, 2002.

Item 25.	Directors and Principal Officers of the Depositor*

Name and Principal Business Address	Positions and Offices with Depositor
Keith Gubbay[1]	Director and President
James Roderick Gelder[2]	CEO US Life Group
Theresa Aveline Wurst[2]	Executive Vice President and Assistant Secretary
Michael John Dubes[2]	Executive Vice President, US Life Group
Chris Duane Schreier[1]	Director, Senior Vice President and Chief Financial Officer
Boyd George Combs[1]	Senior Vice President
Robert William Crispin[1]	Senior Vice President
Thomas J. McInerney[1]	Director
P. Randall Lowery[1]	Director
Mark Allan Tullis[1]	Director
David Scott Pendergrass[1]	Vice President and Treasurer
Frederick C. Litow[1]	Vice President and Assistant Treasurer
Kirk Bailey[8]	Vice President
Mary Broesch[8]	Vice President
Timothy M. Carter[3]	Vice President
Anne Walling Dowdle[3]	Vice President
Diane Eder[5]	Vice President
Ronald Emil Falkner[3]	Vice President
Joel Andrew Fink 8585 Stemmons Freeway Dallas, TX 75247	Vice President
Thomas John Gibb[4]	Vice President
Arthur William Hultgrem[2]	Vice President
Michael John Knipper[1]	Vice President
Richard Lau[8]	Vice President
Patrick Ryan Lewis[5]	Vice President
Richard William McNeill[3]	Vice President
Donna Telkamp Mosely[6]	Vice President
Antonio Muniz[8]	Vice President
Brian John Murphy[7]	Vice President
Curtis Warren Olson[3]	Vice President
Jeffrey William Seel[1]	Vice President
Fred Cooper Smith[1]	Vice President
Carol Sandra Stern[4]	Vice President
Laurie M. Tillinghast[7]	Vice President
John Hamilton Potter Wheat[7]	Vice President
David Paul Wilken[2]	Vice President
Renee McKenzie[1]	Vice President, Assistant Secretary and Assistant Treasurer
Gerald Martin Sherman[2]	Vice President and Associate General Counsel
Arnold Arthur Dicke, III[6]	Vice President and Chief Actuary
Michael Harris[8]	Vice President and Illustration Actuary
Lawrence D. Taylor[6]	Vice President and Actuary
Bruce Campbell[7]	Vice President and Actuary
Laurie Schlenkermann[7]	Vice President and Actuary
Kathy Anderson[1]	Vice President, Business Operations
Stephen Ross Pryde[6]	Vice President, Business Operations
Michael Anthony Lillie[6]	Vice President Sales and Marketing
Cheryl Price[1]	Vice President and Chief Accounting Officer
Paula Cludray-Engelke[2]	Secretary

*	These individuals may also be directors and/or officers of other affiliates of the Company.
1	The principal business address of these directors and officers is 5780 Powers Ferry Road, N.W. Atlanta, Georgia 30327-4390.
2	The principal business address of these officers is 20 Washington Avenue South, Minneapolis, Minnesota 55401.
3	The principal business address of these officers is 100 Washington Square, Minneapolis, Minnesota 55401.
4	The principal business address of these officers is 4601 Fairfax Drive, Arlington, Virginia 22203.
5	The principal business address of these officers is 111 Washington Avenue South, Minneapolis, Minnesota 55401.
6	The principal business address of these officers is 1290 Broadway, Denver, CO 80203.
7	The principal business address of these officers is 151 Farmington Avenue, Hartford, CT 06156.
8	The principal business address of this officer is 1475 Dunwoody Drive, West Chester PA, 19380.

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant
Incorporated herein by reference to Exhibit 99-B.16 to Registration Statement on Form N-4 (File No. 333-85326), as filed on April 1, 2002 for ReliaStar Life Insurance Company of New York.

Item 27.	Number of Contract Owners
As of September 30, 2002, there were 18,680 owners of contracts holding interests in variable annuities funded through ReliaStar Select Variable Account.

Item 28.	Indemnification

Reference is hereby made to Section 5.01 of Depositor's Bylaws, incorporated by reference to this registration statement. The Bylaws of Depositor mandate indemnification by Depositor of its directors, officers and certain others under certain conditions.

Section 4.01 of the Bylaws of Washington Square Securities, Inc. ("WSSI"), the principal underwriter of the Contracts, mandates indemnification by WSSI of its directors, officers, employees or agents under certain conditions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Depositor or WSSI, pursuant to the foregoing provisions or otherwise, Depositor and WSSI have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor of expenses incurred or paid by a director or officer or controlling person of Depositor or WSSI in the successful defense or any action, suit or proceeding) is asserted by such director, officer or controlling person of Depositor or WSSI in connection with the securities being registered, Depositor or WSSI, as the case may be, will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ING Groep N.V. has procured insurance from Lloyd's of London and several major United States and international excess insurers for its directors and officers and the directors and officers of its subsidiaries, including the Depositor and WSSI.

Item 29.	Principal Underwriter
(a)	Washington Square Securities, Inc. (WSSI) is the distributor and principal underwriter of the Contracts. WSSI also acts as the principal distributor and underwriter of:
-

variable annuity contracts issued by ReliaStar Life Insurance Company of New York ("RLNY") through the ReliaStar Life Insurance Company of New York Variable Annuity Separate Account II, a separate account of RLNY registered as a unit investment trust under the Investment Company Act of 1940; and

-	variable annuity contracts issued by ReliaStar Life Insurance Company through Separate Account N, a separate account registered as a unit investment trust under the Investment company Act of 1940.
(b)	The following are the directors and officers of the Principal Underwriter:
Name and Principal Business Address	Positions and Offices with Principal Underwriter
Michael J. Dubes[1]	Director, Executive Vice President and Vice Chairman
Miles Z. Gordon[2]	Director
Marc Lieberman[3]	Director, Chairman and Chief Executive Officer
John S. Simmers[2]	Directors
Paula Cludray-Engelke[1]	Secretary
Barbara S. Stewart[1,3]	President
Eugene M. Grayson[1]	Executive Vice President
Karen Becker-Gemmill[3]	Senior Vice President and Chief Marketing Officer
Boyd G. Combs[4]	Senior Vice President, Tax
David A. Sheridan[5]	Vice President
Kenneth Severud[3]	Vice President and chief Operating Officer
Thaddeus Ingersoll[1,3]	Assistant Vice President
Tom K. Rippberger[3]	Assistant Vice President
Daniel S. Kuntz[3]	Assistant Vice President, Treasurer and Chief Financial Officer
Allissa A. Obler[1]	Assistant Secretary
Loralee Ann Renelt[1]	Assistant Secretary
Rebecca A. Schoff[1]	Assistant Secretary
Glenn A. Black[4]	Tax Officer
Joseph J. Elmy[5]	Tax Officer
Michael G. Fell[4]	Tax Officer
James Taylor[4]	Tax Officer
William Zolkowski[4]	Tax Officer

1	The principal business address of these officers is 20 Washington Avenue South, Minneapolis, Minnesota 55401.
2	The principal business address of these directors is 2780 Skypark Dr., Suite 300, Torrance, CA 90505.
3	The principal business address of these officers is 111 Washington Avenue South, Minneapolis, Minnesota 55401-2106.
4	The principal business address of these officers is 5780 Powers Ferry Road, N.W., Atlanta, Georgia 30327-4390.
5	The principal business address of this officer is 151 Farmington Avenue, Hartford, Connecticut 06156.

(c)	Compensation from January 1, 2001 to December 31, 2001:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
Washington Square Securities, Inc.	$2,400,684

Item 30.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules under it relating to the securities described in and issued under this Registration Statement are located at the home office of the Depositor as follows:

ReliaStar Life Insurance Company 20 Washington Avenue South Minneapolis, Minnesota 55401

Item 31.	Management Services
Not Applicable

Item 32.	Undertakings
Registrant hereby undertakes:
(a)

to file a post-effective amendment to this registration statement on Form N-4 as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for as long as payments under the variable annuity contracts may be accepted;

(b)

to include as part of any application to purchase a contract offered by a prospectus which is part of this registration statement on Form N-4, a space that an applicant can check to request a Statement of Additional Information or a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.
(d)

The Company hereby represents that it is relying upon and complies with the provisions of Paragraphs (1) through (4) of the SEC Staff's No-Action Letter dated November 28, 1988 with respect to language concerning withdrawal restrictions applicable to plans established pursuant to Section 403(b) of the Internal Revenue Code. See American Counsel of Life Insurance; SEC No-Action Letter, [1988 WL 1235221 *13 (S.E.C.)]

(e)

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(f)

The Depositor represents that the fees and charges deducted under the contracts covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance Company.

(g) The Depositor and Registrant rely on SEC regulation.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, ReliaStar Select Variable Account of ReliaStar Life Insurance company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No 14 to this Registration Statement on Form N-4 (File No. 33-69892) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford and in the State of Connecticut on the 11th day of October, 2002.

RELIASTAR SELECT VARIABLE ACCOUNT
(Registrant)

	By:	RELIASTAR LIFE INSURANCE COMPANY
(Depositor)

	By:	Keith Gubbay*
President (principal executive officer)

Pursuant to the requirements of the Securities Act of 1933, Post- Effective Amendment No. 14 to this Registration Statement has been signed below by the following persons in the capacities indicated and on the date indicated.

Signature	Title		Date
Keith Gubbay*	Director and President	)
Keith Gubbay	(principal executive officer))
)
Thomas J. McInerney*	Director	)	October
Thomas J. McInerney		)	11, 2002
)
Randy Lowery*	Director	)
P. Randall Lowery		)
)
Mark A. Tullis*	Director	)
Mak A. Tullis		)
)
Chris Schreier*	Director, Sr. Vice President and Chief Financial Officer	)
Chris Schreier	(principal financial officer))
)
Cheryl Price*	Vice President and Chief Accounting Officer	)
Cheryl Price	(principal accounting officer))

By:	/s/ J. Neil McMurdie
J. Neil McMurdie
*Attorney-in-Fact
Exhibit Index

Exhibit No.	Exhibit
99-B.9.k	Amendment to Participation Agreement dated as of August 30, 2002 by and among ReliaStar Life Insurance Company, ING Variable Products Trust and ING Funds Distributor, Inc.

99-B.9.u	Amendment to Administrative and Shareholder Services Agreement dated as of August 30, 2002 by and between ING Funds Services, LLC and ReliaStar Life Insurance Company.

99-11	Independent Auditors' Consent - Ernst & Young LLP

99-15	Powers of Attorney